UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 1, 2012

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)

221 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Amendment of a Material Definitive Agreement.

Amended Receivables Purchase Agreement

On October 1, 2012, Cincinnati Bell Inc. (the “Company”), its wholly-owned receivables subsidiary Cincinnati Bell Funding LLC (“CB Funding”), the various Purchaser Groups identified therein and PNC Bank, National Association as Administrator and LC Bank entered into the Third Amendment to Amended and Restated Receivables Purchase Agreement (the “Third Amendment”). The Third Amendment amends the Company's Amended and Restated Receivables Purchase Agreement originally entered into on June 6, 2011 among the Company, CB Funding, the various Purchasers and Purchaser Agents identified therein and PNC Bank, National Association as Administrator and LC Bank (the “Amended and Restated Purchase Agreement”), to remove CyrusOne Inc. (“CyrusOne”) as an Originator, remove the CyrusOne receivables from the Receivables Financing and remove certain provisions which are no longer applicable in the Amended and Restated Receivables Purchase Agreement.

On October 1, 2012, the Company, CB Funding, and CyrusOne, entered into the Second Amendment to Amended and Restated Purchase and Sale Agreement (the “Second Amendment”). The Second Amendment amends the Company's Amended and Restated Purchase and Sale Agreement originally entered into on June 6, 2011 among the Company, CB Funding, and CyrusOne to remove CyrusOne as an Originator, remove the CyrusOne receivables from the Receivables Financing and remove certain provisions which are no longer applicable in the Amended and Restated Purchase and Sale Agreement.

A copy of the Third Amendment is attached to this Current Report as Exhibit 99.1, and a copy of the Second Amendment is attached to this Current Report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1
Third Amendment to Amended and Restated Receivables Purchase Agreement dated as of October 1, 2012, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Various Purchaser Groups identified therein, and PNC Bank, National Association, as Administrator and LC Bank.

99.2
Second Amendment to Amended and Restated Purchase and Sale Agreement dated as of October 1, 2012, among the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as Servicer and sole member of Cincinnati Bell Funding LLC.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
Date: October 5, 2012	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Exhibit
99.1
Third Amendment to Amended and Restated Receivables Purchase Agreement dated as of October 1, 2012, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Various Purchaser Groups identified therein, and PNC Bank, National Association, as Administrator and LC Bank.

99.2
Second Amendment to Amended and Restated Purchase and Sale Agreement dated as of October 1, 2012, among the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as Servicer and sole member of Cincinnati Bell Funding LLC.